                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SYMANTEC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014
                            ------------------------

                                 JULY 30, 1999
                            ------------------------

Dear Stockholder:

     An Annual Meeting of Stockholders of Symantec Corporation, a Delaware corporation ("Symantec"), and holders of exchangeable shares of Delrina Corporation, a wholly owned subsidiary of Symantec, each of which is exchangeable for one share of Symantec Common Stock (the "Exchangeable Shares"), will be held at Symantec Corporation's City Center offices, City Center 1, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014, on September 15, 1999 at noon (Pacific time) (the "Meeting").

     At the Meeting, you will be asked to (a) elect seven directors to Symantec's Board of Directors (the "Board"), each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal; (b) vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan") to make available for issuance thereunder an additional 3,211,400 shares of Symantec Common Stock, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 9,001,802 to 12,213,202; (c) vote upon a proposal to amend Symantec's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") to make available for issuance thereunder an additional 760,000 shares of Symantec Common Stock, which will raise the Stock Purchase Plan's limit on shares that may be issued pursuant to awards granted thereunder from 500,000 to 1,260,000 and to increase the limit on such shares by 1% of Symantec's outstanding shares on each January 1 thereafter; and (d) ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the 2000 fiscal year. After careful consideration, your Board of Directors unanimously recommends that you vote for the seven nominees for director, in favor of the proposal to amend the 96 Plan, in favor of the proposal to amend the Stock Purchase Plan and in favor of the proposal to ratify the selection of independent auditors.

     Although the enclosed Proxy Statement describes proposals of Symantec Corporation, the holders of Exchangeable Shares are entitled to vote at the Meeting due to the economic equivalence of the Exchangeable Shares to shares of Symantec Common Stock, as described in that certain Joint Management Information Circular and Proxy Statement distributed to the holders of Exchangeable Shares and the holders of Symantec Common Stock on October 17, 1995. Holders of Exchangeable Shares are entitled to the same rights, benefits and privileges, including voting rights, as the holders of Symantec Common Stock, and are therefore urged to exercise their votes at the Meeting.

     In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders and a Proxy Statement relating to the actions to be taken by Symantec stockholders and the holders of Exchangeable Shares at the Meeting. The Proxy Statement more fully describes the matters for consideration at the Meeting.

     All stockholders are cordially invited to attend the Meeting in person. However, whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting.

                                          Sincerely,

                                          [SIGNATURE]

                                          John W. Thompson
                                          President and Chief Executive Officer

                                      LOGO
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     An Annual Meeting of Stockholders (the "Meeting") of Symantec Corporation, a Delaware corporation ("Symantec") and holders of exchangeable shares of Delrina Corporation, a wholly owned subsidiary of Symantec, will be held at noon (Pacific time) September 15, 1999 at Symantec Corporation's City Center offices, City Center 1, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014, for the following purposes:

          1. To elect seven directors to Symantec's Board of Directors (the "Board"), each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

          2. To vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan") to make available for issuance thereunder an additional 3,211,400 shares of Symantec Common Stock, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 9,001,802 to 12,213,202;

          3. To vote upon a proposal to amend Symantec's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") to make available for issuance thereunder an additional 760,000 shares of Symantec Common Stock, which will raise the Stock Purchase Plan's limit on shares that may be issued pursuant to awards granted thereunder from 500,000 to 1,260,000 and to increase the limit on such shares by 1% of Symantec's outstanding shares of Common Stock on each January 1 during the term of the Stock Purchase Plan;

          4. To ratify the selection of Ernst & Young LLP as Symantec's independent auditors for the 2000 fiscal year.

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Only stockholders of record as of July 20, 1999 are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          signature

                                          Derek P. Witte
                                          Vice President, Worldwide Operations
                                          Operations and Secretary
Cupertino, California
July 30, 1999

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                PROXY STATEMENT

     This Proxy Statement is being furnished to (i) holders of common stock, par value $0.01 per share ("Common Stock"), of Symantec Corporation, a Delaware corporation ("Symantec"), and (ii) holders of exchangeable shares ("Exchangeable Shares") of Delrina Corporation, a wholly owned subsidiary of Symantec, in connection with the solicitation of proxies by Symantec's Board of Directors for use at an annual meeting of Symantec stockholders (the "Symantec Stockholders Meeting") to be held at noon (Pacific time) on September 15, 1999 at Symantec Corporation's City Center offices, City Center 1, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014, and any adjournment or postponement thereof.

     This Proxy Statement and the accompanying forms of proxy are first being mailed to stockholders of Symantec and holders of Exchangeable Shares on or about August 6, 1999.
                            ------------------------

     All information in this Proxy Statement relating to Symantec has been supplied by Symantec.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. Neither delivery of this Proxy Statement nor any distribution of the securities referred to in this Proxy Statement shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE ANNUAL SYMANTEC STOCKHOLDERS MEETING -- GENERAL PROXY
  INFORMATION...............................................    1
  Solicitation and Voting of Proxies........................    1
  Revocability of Proxies...................................    1
  Expenses of Proxy Solicitation............................    1
  Voting Rights.............................................    1
DIRECTORS AND MANAGEMENT....................................    2
  Directors and Executive Officers..........................    2
  Security Ownership of Certain Beneficial Owners and
     Management.............................................    6
  Compensation of Executive Officers........................    7
REPORT OF THE COMPENSATION COMMITTEE AND BOARD ON EXECUTIVE
  COMPENSATION..............................................    9
COMPARISON OF CUMULATIVE TOTAL RETURN.......................   15
EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AGREEMENTS......   17
CERTAIN TRANSACTIONS........................................   17
THE PROPOSALS...............................................   18
  Proposal No. 1  Election of Symantec Directors............   18
  Proposal No. 2  Approval of Amendment to Symantec's 1996
     Equity Incentive Plan..................................   19
  Proposal No. 3  Approval of Amendment to Symantec's 1998
     Employee Stock Purchase Plan...........................   24
  Proposal No. 4  Ratification of Selection of Independent
     Auditors...............................................   28
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   29
STOCKHOLDER PROPOSALS.......................................   29
OTHER BUSINESS..............................................   29
AVAILABLE INFORMATION.......................................   29
ANNEX A -- Symantec Corporation's 1996 Equity Incentive
  Plan......................................................  A-1
ANNEX B -- Symantec Corporation's Proposed 1998 Employee
  Stock Purchase Plan.......................................  B-1

                    THE ANNUAL SYMANTEC STOCKHOLDERS MEETING
                            ------------------------

                           GENERAL PROXY INFORMATION

SOLICITATION AND VOTING OF PROXIES

     The accompanying proxy is solicited on behalf of Symantec's Board of Directors for use at the annual Symantec Stockholders Meeting, to be held at Symantec Corporation's City Center offices, City Center 1, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California 95014, on September 15, 1999 at noon (Pacific time). Only holders of record of (i) Symantec Common Stock or (ii) Exchangeable Shares at the close of business on July 20, 1999 (the "Record Date") will be entitled to vote at the Symantec Stockholders Meeting. At the close of business on that date, there were outstanding and entitled to vote (i) 55,074,611 shares of Symantec Common Stock and (ii) 1,659,684 Exchangeable Shares. The sum of the shares requested for issuance under the 1996 Equity Incentive Plan (the "96 Plan") and the 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"), excluding shares requested to be added to the Stock Purchase Plan each January 1 during the term of the Stock Purchase Plan, will be approximately 7% of the outstanding shares of Symantec Common Stock as of the Record Date. Each share of Symantec Common Stock and each Exchangeable Share will be entitled to one vote on each matter to be acted upon (the "Proposals"). A majority, or 28,367,148, of these shares, present in person or by proxy, will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered to be represented for purposes of a quorum. This Proxy Statement and the accompanying form of proxy were first mailed to Symantec stockholders and the holders of the Exchangeable Shares on or about August 6, 1999.

REVOCABILITY OF PROXIES

     A stockholder who has given a proxy may revoke it at any time before it is exercised at the Symantec Stockholders Meeting by (i) delivering to the Secretary of Symantec (by any means, including facsimile) a written notice stating that the proxy is revoked, (ii) signing and so delivering a proxy bearing a later date or (iii) attending the Symantec Stockholders Meeting and voting in person (although attendance at the Symantec Stockholders Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Symantec Stockholders Meeting, the stockholder must bring to the Symantec Stockholders Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares to be voted.

EXPENSES OF PROXY SOLICITATION

     The expenses of soliciting proxies to be voted at the Symantec Stockholders Meeting will be paid by Symantec. Following the original mailing of the proxies and other soliciting materials, Symantec and/or its agents also may solicit proxies by mail, telephone, telegraph or in person. Symantec has retained a proxy solicitation firm, Corporate Investor Communications, Inc. ("CIC"), to aid it in the solicitation process. Symantec will pay that firm a fee equal to $7,000, plus expenses. Following the original mailing of the proxies and other soliciting materials, Symantec will request brokers, custodians, nominees and other record holders of Symantec Common Stock and the Exchangeable Shares to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Symantec Common Stock or Exchangeable Shares and to request authority for the exercise of proxies. In such cases, Symantec, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

VOTING RIGHTS

     Holders of Symantec Common Stock and holders of Exchangeable Shares are each entitled to one vote for each share held as of the Symantec Record Date. Delaware law does not require, and Symantec's Restated Certificate of Incorporation does not provide for, cumulative voting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Symantec Stockholders Meeting and entitled to vote in the election of directors. With regard to the election of directors, votes that are withheld will be excluded from the vote and will have no effect. Approval of the amendment to the 96 Plan, the approval of the Amendment to the Stock Purchase Plan and ratification of the selection of independent auditors will each require the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Symantec Stockholders Meeting at which a quorum of at least a majority of the Symantec Common Stock and the Exchangeable Shares issued, outstanding and entitled to vote is present.

     Symantec will count abstentions in tabulations of votes cast, and an abstention, therefore, will have the same effect as a vote against the proposal to amend the 96 Plan, the proposal to amend the Stock Purchase Plan and the proposal to ratify the independent auditors. Under Delaware case law, broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not counted for purposes of determining whether a proposal has been approved. Thus, a broker non-vote will not count as shares voting "for" or "against" with respect to the Proposals and will not be considered as shares entitled to vote on the Proposal solely for purposes of determining whether the Proposals have been approved.

                            DIRECTORS AND MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The directors, executive officers and key employees of Symantec are as follows:

           NAME             AGE                            POSITION
           ----             ---                            --------
John W. Thompson..........  50     Chairman of the Board, President and Chief Executive
                                   Officer
Greg Myers................  49     Chief Financial Officer, Vice President of Finance
Christopher Calisi........  39     Vice President, Remote Productivity Solutions Business
                                   Unit
Dieter Giesbrecht.........  55     Vice President, Europe, Middle East and Africa ('EMEA')
Keith Robinson............  42     Vice President, Americas
Enrique T. Salem..........  33     Vice President, Security and Assistance Business Unit
                                   and Chief Technical Officer
Dana E. Siebert...........  39     Executive Vice President, Worldwide Sales, Marketing and
                                     Services
Derek Witte...............  42     Vice President, Worldwide Operations and Secretary
Carl D. Carman(2)(3)......  63     Director
Walter W. Bregman(1)......  65     Director
Robert S. Miller(1)(2)....  57     Director
Charles M.                  51     Director
  Boesenberg(3)...........
Robert R.B. Dykes(3)......  50     Director
Tania Amochaev(2).........  50     Director

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating Committee.

The Board of Directors chooses executive officers, who then serve at the Board's discretion. There is no family relationship between any of our directors or executive officers and any other director or executive officer of Symantec.

     John W. Thompson has served as President, Chief Executive Officer and Chairman of the Board of Directors, since May 1999. Mr. Thompson joined Symantec after 28 years at IBM Corporation. In his most recent position as General Manager of IBM Americas, he was responsible for sales and support of IBM's technology products and services in the United States, Canada and Latin America. Prior to his position with IBM Americas, he was General Manager, Personal Software Products, responsible for the development and marketing of O/S2, IBM's Intel-based operating systems and other products. Mr. Thompson is a member of the board of directors, Fortune Brands, Inc. and the Northern Indiana Public Service Company (NIPSCO). He has served as chairman of the Florida A&M University Industry Cluster and the Illinois Governor's Human Resource Advisory Council. Mr. Thompson holds an undergraduate degree in business administration from Florida A&M University and a master's degree in management science from MIT's Sloan School of Management.

     Greg Myers has served as Vice President of Finance and Chief Financial Officer for Symantec Corporation since January 1999. Mr. Myers is responsible for worldwide finance, business development and investor relations. Prior to his appointment as the Company's CFO in January 1999, Mr. Myers was Symantec's Vice President of Finance, where he was responsible for world-wide accounting, financial and strategic planning and business development. From 1997 through mid-1998 Mr. Myers was Vice President of Financial Planning and Analysis for Symantec. In this role, Mr. Myers managed the Company's strategic planning process, the Company's budget and financial planning function and the worldwide financial controller organization. From 1993 to 1996, Mr. Myers was the Director of Financial Planning and Analysis Function, where he was responsible for the budget, forecasting and financial analysis functions within Symantec. Before joining Symantec in 1993, Mr. Myers was with Novell Corporation for five years as their Director of Financial Planning and Analysis. Prior to Novell, Mr. Myers has held various financial management positions for a number of companies within Silicon Valley since 1975. Mr. Myers holds an undergraduate degree from Cal-State University at Hayward and Masters in Business Administration from the University of Santa Clara.

     Christopher Calisi has served as Vice President, Remote Productivity Solutions Business Unit of Symantec since September 1996. From July 1992 to August 1996, Mr. Calisi held several positions within Symantec's Remote Access Business Unit, including Development Manager, Director of Development, General Manager and most recently, Vice President, Communication Products. Mr. Calisi joined Symantec in 1992 from Unify Corporation, a relational database and 4GL tools vendor where he served as the Manager of Sales Engineers. Prior to Unify Corporation, Mr. Calisi held development positions with several relational database vendors, including Britton Lee, Oracle and Computer Associates. Mr. Calisi holds a Bachelor of Science degree from the State University of New York at Empire State and has received executive training at the Wharton School. He is also a Graduate of Harvard Business School's 1997 Executive Management Program/TGM3. Mr. Calisi holds several copyrights for software innovations from 1981 through 1986 and is an associate of the IEEE Committee. Mr. Calisi became an executive officer of Symantec in May 1996.

     Dieter Giesbrecht has served as Vice President, EMEA (Europe, Middle East and Africa) of Symantec since September 1996. From January 1996 until joining Symantec, he was Vice President of Attachmate Europe based in Paris, France and was responsible for the EMEA region. From 1991 to October 1995, he held several executive functions within Lotus Development Europe including Managing Director UK and Managing Director Central Europe. He has a degree in Electronics Engineering from the Technical University of Furtwangen located in Germany. Mr. Giesbrecht is a member of the Institute of Directors.

     Keith Robinson has been Vice President for the Americas region since September 1998. From November 1995 to August 1996, Mr. Robinson was Vice President of Sales for the Americas region. Prior to this, Mr. Robinson served as Vice President and General Manager of the Pacific Rim. Mr. Robinson was also General Manager of Symantec Canada, an organization he helped establish. Prior to joining Symantec he was employed by Ashton-Tate since 1982, where he held various management positions in the United States and in other international offices. Mr. Robinson holds a bachelors degree with honors from Sheffield University in England and a masters degree from the University of California at Los Angeles.

     Enrique T. Salem is Vice President, Security and Assistance Business Unit and Chief Technical Officer. Mr. Salem joined Symantec in April 1990 and has held numerous positions including Director of Development and General Manager of Advanced Utilities Group. Previous to joining Symantec, he was Vice President of Security Pacific National Bank, Merchant Bank Division, where he was responsible for the development and deployment of a global trading system. Mr. Salem holds a Bachelor of Arts degree in Computer Science from Dartmouth College. He is a member of the Board of Directors of the Software Council of Southern California and a member of the IEEE. Mr. Salem became an executive officer of Symantec in October 1996.

     Dana E. Siebert is Executive Vice President for Worldwide Sales, Marketing and Services. Previously, Mr. Siebert served as Vice President, Americas and prior to that, Vice President, Worldwide Sales of Symantec and has also held the position of Vice President, Worldwide Services of Symantec. Early at Symantec, Mr. Siebert lead the team that built Symantec's international presence. Mr. Siebert joined Symantec in September 1987. From 1985 to 1987, he was a Sales Manager at THINK Technologies where he was responsible for U.S. corporate, OEM and international sales. Previously, he held a number of sales management positions in high technology companies including Wang Laboratories, Computerland Corpora-tion and Burroughs Corporation. Mr. Siebert is a member of the Board of Directors of TimeLine Solutions and Percon, Inc. Mr. Siebert holds a Bachelor of Science degree in Business Administration from the University of New Hampshire and is a member of the Software Publishers Association.

     Derek Witte is Vice President Worldwide Operations. In this role, the Global Information Systems, Facilities, Manufacturing, Purchasing and Legal departments report to Mr. Witte. Previously, Mr. Witte served as Vice President, General Counsel and Secretary of Symantec. Mr. Witte joined Symantec in October 1990. From October 1987 until joining Symantec, Mr. Witte was Associate General Counsel and later Director of Legal Services for Claris Corporation, a software subsidiary of Apple Computer, Inc. Between January and October 1987, Mr. Witte was Assistant General Counsel at Worlds of Wonder, Inc. Previously, Mr. Witte practiced law with the San Francisco-based law firms of Brobeck, Phleger & Harrison and Heller Ehrman White and McAuliffe during the periods between 1981 and 1983, and 1983 and 1987, respectively. Mr. Witte holds a law degree and a Bachelor of Arts degree in Economics from the University of California at Berkeley. Mr. Witte has been a member of the California bar since 1981.

     Carl D. Carman has been a director of Symantec since May 1984 and served as Symantec's Chairman of the Board from January 1993 until April 1999. Mr. Carman first became a director of Symantec when he was elected to represent Masters Fund, a venture capital firm, on the Board. Mr. Carman has been a partner in Hill, Carman Ventures, a venture capital firm, since April 1989. Mr. Carman has also been a partner in Masters Fund since October 1983. Prior to founding Masters Fund in October 1983, he served from October 1979 to October 1983 as a Vice President of Research and Development and then as Executive Vice President of Technology at NBI, an office automation manufacturing company. Prior to that, Mr. Carman was the Vice President of Engineering at Data General Corporation. Mr. Carman is a director of Spectralink Corp. He holds a Bachelor of Science degree in Engineering from the University of Kentucky.

     Walter W. Bregman has been a director of Symantec since his appointment by the Board in October 1988. Mr. Bregman has been Chairman and co-CEO of S&B Enterprises, a consulting firm, from March 1988 until its dissolution in December 1998. From July 1985 until June 1987, Mr. Bregman was President and owner of the Cormorant Beach Club. During the period from March 1979 through February 1985, Mr. Bregman was President, Playtex U.S.; President, Playtex Products; President, International Playtex, Inc.; member of the Board, Senior Vice President, Esmark; and Senior Vice President, Beatrice Inc. He has also been Vice President of Marketing and Advertising of Gallo Winery and President of NCK, Inc., an advertising agency in Europe. Mr. Bregman holds a Bachelor of Arts degree in English from Harvard College. Mr. Bregman is also a director of Quokka Sports Inc.

     Robert S. Miller has been a director of Symantec since his appointment by the Board in September 1994. Mr. Miller was Chairman and CEO of Waste Management, Inc. from October 1997 until July 1998. He was Chairman of the Board of Morrison-Knudsen Corporation from April 1995 until September 1996, and is now Vice Chairman of the Board. From April 1992 until February 1993, he was a senior partner at James D. Wolfensohn, Inc., a New York investment banking firm. From 1979 until March 1992, he was an executive of Chrysler Corporation, where he served in various capacities, including as Vice Chairman of the Board and Chief Financial Officer. Mr. Miller holds a Bachelor of Arts degree in Economics from Stanford University, a law degree from Harvard Law School and a Masters of Business Administration degree from Stanford University's Graduate School of Business. Mr. Miller is also a director of Federal Mogul Corporation, Pope & Talbot Inc. and Waste Management, Inc.

     Charles M. Boesenberg has been a director of Symantec since June 1994, and provided certain consulting services to Symantec from January 1995 through December 1995. Mr. Boesenberg is currently the President and Chief Executive Officer of Integrated Systems, Inc., a provider of embedded systems software. Prior to joining Integrated Systems in October 1998, Mr. Boesenberg was President and Chief Executive Officer of Magellan Corporation, which was the surviving corporation of a merger with Ashtech, Inc., a position that he assumed in January 1995 with Ashtech. Mr. Boesenberg was an Executive Vice President of Symantec from June 1, 1994, when Symantec acquired Central Point Software, Inc. and continued in that capacity until December 1994. In February 1992, Mr. Boesenberg joined Central Point as its President and Chief Operating Officer, and was elected as its Chief Executive Officer and Chairman in March 1992, and continued in those positions until the acquisition of Central Point by Symantec. From February 1989 to June 1991,

Mr. Boesenberg was the Executive Vice President, Marketing of MIPS Computers Systems, Inc., a semiconductor and computer systems company, and from July 1991 to January 1992, he was the President of that company. From February 1987 to February 1991, Mr. Boesenberg was the Senior Vice President of U.S. Sales and Marketing at Apple Computer. Mr. Boesenberg holds a Bachelor of Science degree in Mechanical Engineering from Rose Hulman Institute of Technology and a Master of Science degree in Business Administration from Boston University.

     Robert R.B. Dykes is President, Systems Group & Chief Financial Officer of Flextronics, Inc. and has been a director of Symantec since March 1997. Mr. Dykes was Symantec's Executive Vice President of Worldwide Operations and Chief Financial Officer from October 1988 until February 1997. From April 1984 to October 1988, Mr. Dykes was the Chief Financial Officer at Adept Technology, Inc., a robotics firm, where he oversaw all financial procedures and reporting and developed venture capital and funding strategies. From July 1983 to April 1984, Mr. Dykes was with Xebec, a publicly-held Winchester disk drive controller manufacturer, most recently as Chief Financial Officer. Prior to Xebec, Mr. Dykes spent 12 years in various financial positions at Ford Motor Company in New Zealand and Australia and with its Finance Staff in Dearborn, Michigan, most recently as manager of the marketing budgets for the Ford and Lincoln Mercury car divisions. Mr. Dykes holds a Bachelor of Commerce and Administration degree from Victoria University in Wellington, New Zealand.

     Tania Amochaev has been a director of Symantec since her appointment by the Board of Directors in October 1997. Ms. Amochaev was Chief Executive Officer of QRS Corporation, a provider of electronic commerce solutions to the retail industry, from May 1993 until February 1997. She was President of QRS prior to her promotion as that company's Chief Executive Officer and has also been Chairman of the Executive Committee of the QRS Board of Directors since February 1997. From 1988 to 1992, Ms. Amochaev was Chief Executive Officer and Chairman of Natural Language, Inc., and from 1984 until 1987, she was Chief Executive Officer and Chairman of Comserv, Inc. Prior to Comserv, Ms. Amochaev worked in a variety of management positions at Control Data Corporation during a fourteen year period. Ms. Amochaev also serves on the boards of directors of QRS Corporation, Government Technology Services, Inc. and Walker Interactive. She has served on the Executive Board of the College of Letters and Sciences at the University of California at Berkeley, and the Board of Trustees at the College of St. Catherine. Ms. Amochaev received a Bachelor of Arts degree in Mathematics from U.C. Berkeley, and a Masters of Science degree in Management from the Stanford Graduate School of Business. She is also the recipient of an Honorary Doctorate from the College of St. Catherine in Minnesota.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of July 20, 1999, with respect to the beneficial ownership of Symantec Common Stock by (i) each stockholder known by Symantec to be the beneficial owner of more than 5% of Symantec Common Stock, (ii) each director of Symantec, (iii) the four most highly compensated executive officers as calculated with respect to the fiscal year ended April 2, 1999 and the CEO of Symantec, and (iv) all current executive officers and directors of Symantec as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL       PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP(1)    OF CLASS(2)
            ------------------------------------              ------------    -----------
Mellon Bank Corp.(3)........................................   3,488,947          6.2%
  One Mellon Center
  500 Grant Street
  Pittsburgh, PA 15258
J. & W. Seligman(4).........................................   3,126,000          5.6%
  125 University Avenue
  Palo Alto, CA 94307
Legg Mason(4)...............................................   3,035,000          5.4%
  100 Light Street, 31st Floor
  Baltimore, MD 21202
John W. Thompson(5).........................................       3,000            *
Gordon E. Eubanks, Jr.(6)...................................     871,345          1.6%
Carl D. Carman(7)...........................................     171,250            *
Walter W. Bregman(8)........................................     109,125            *
Robert R.B. Dykes(9)........................................      87,826            *
Charles M. Boesenberg(10)...................................      66,998            *
Enrique Salem(11)...........................................      82,017            *
Keith Robinson(12)..........................................      31,617            *
Robert S. Miller(13)........................................      52,000            *
Dana Siebert(14)............................................      63,725            *
Christopher Calisi(15)......................................      48,871            *
Tania Amochaev(16)..........................................      32,000            *
All current Symantec executive officers and directors as a
  group (14 persons)(17)....................................     870,199          1.5%

---------------
  *  Less than 1%

 (1) The information above is based upon information supplied by officers and directors, and, with respect to principal stockholders, Schedules 13G and 13D (if any) filed with the SEC. Unless otherwise indicated below, the persons named in the table had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Based on 56,734,295 voting shares, which is the sum of the issued and outstanding shares of Symantec Common Stock and the issued and outstanding Exchangeable Shares as of July 20, 1999.

 (3) Based on information provided by Mellon Bank Corp. to Symantec in a
     Schedule 13G/A dated February 24, 1999.

 (4) Based on information provided by a third party investor relations firm tracking Symantec's principal stockholders.

 (5) Includes no shares subject to options exercisable within 60 days of July 20, 1999. Mr. Thompson became President, Chief Executive Officer and Chairman of the Board in April 1999.

 (6) Includes 741,873 shares subject to options exercisable within 60 days of July 20, 1999. Mr. Eubanks resigned as President, Chief Executive Officer and Chairman of the Board in April 1999.

 (7) Includes 171,250 shares subject to options exercisable within 60 days of July 20, 1999.

 (8) Includes 97,750 shares subject to options exercisable within 60 days of July 20, 1999.

 (9) Includes 32,000 shares subject to options exercisable within 60 days of July 20, 1999.

(10) Includes 64,000 shares subject to options exercisable within 60 days of July 20, 1999.

(11) Includes 74,026 shares subject to options exercisable within 60 days of July 20, 1999.

(12) Includes 26,681 shares subject to options exercisable within 60 days of July 20, 1999.

(13) Includes 50,000 shares subject to options exercisable within 60 days of July 20, 1999.

(14) Includes 56,298 shares subject to options exercisable within 60 days of July 20, 1999.

(15) Includes 48,871 shares subject to options exercisable within 60 days of July 20, 1999.

(16) Includes 32,000 shares subject to options exercisable within 60 days of July 20, 1999.

(17) Includes 763,596 shares subject to options exercisable within 60 days of July 20, 1999, including the options described in notes (5)-(16).

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Symantec and its subsidiaries during each of the fiscal years ended on or about March 31, 1997, 1998 and 1999 by Symantec's Chief Executive Officer and Symantec's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended April 2, 1999. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. Symantec does not grant stock appreciation rights and has no other long term compensation benefits except for those mentioned in the tables below.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                               ANNUAL COMPENSATION                 COMPENSATION
                                       -----------------------------------            AWARDS
                                                                 OTHER        -----------------------
                                                                 ANNUAL        STOCK      ALL OTHER
                                       SALARY       BONUS     COMPENSATION    OPTIONS    COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR      ($)         ($)          ($)           (#)          ($)
 ---------------------------   ----    -------     -------    ------------    -------    ------------
Gordon E. Eubanks, Jr........  1999    468,822(1)  157,219        5,780(12)   100,000       12,102(13)
  President and                1998    412,500(2)  426,627        6,606(12)   150,000       12,314(13)
  Chief Executive Officer      1997    362,500(3)  105,500        4,955(12)        --       16,338(13)
Keith Robinson...............  1999    207,190(4)   20,240        3,847(12)    51,000       86,654(14)
  VP Americas                  1998    175,000(5)       --        5,146(12)    15,425      135,750(14)
                               1997    172,479(6)       --        2,340(12)     5,000      115,807(14)
Christopher Calisi...........  1999    244,167      67,680        4,360(12)    18,000        4,647(15)
  VP Remote Professional       1998    253,750(7)   90,200        8,719(12)    20,000        5,000(15)
  Tools                        1997    196,666(7)  105,634        6,354(12)    50,786        4,750(15)
Enrique T. Salem.............  1999    245,000(8)   70,515       11,222(12)    25,000        2,587(16)
  VP Security and Assistance,  1998    240,000     190,200       11,222(12)    20,000        5,000(16)
  Chief Technical Officer      1997    155,625(9)   30,000        6,457(12)    40,000        4,522(16)
Dana E. Siebert..............  1999    280,000(10)  77,288        2,650(12)    25,000       25,695(17)
  Executive VP Worldwide
     Sales                     1998    260,000(11) 204,945        2,138(12)     6,646       27,200(17)
  Marketing Services           1997    260,000      65,000        2,299(12)    25,000       26,950(17)

---------------
 (1) Indicates payments at the annualized rate of $475,000 for the last quarter of the 1999 fiscal year.

 (2) Does not indicate an increase in Mr. Eubanks' annual salary effective January 1, 1998 from $400,000 to $450,000, because payments to Mr. Eubanks at the increased annualized rate were not made during the 1998 fiscal year.

 (3) Includes payments at the annualized rate of $400,000 for the last quarter of the 1997 fiscal year.

 (4) Indicates payments at the annualized rate of $200,000 for the last two quarters of the 1999 fiscal year.

 (5) Includes a $7,536.62 retroactive payment during the 1998 fiscal year and payments at the annualized rate of $187,920 for the last quarter of the 1998 fiscal year.

 (6) Includes a $840.42 retroactive payment during the 1997 fiscal year and payments at the annualized rate of $175,000 effective May 16, 1996.

 (7) Includes a $13,750 retroactive payment during the 1998 fiscal year and payments at the annualized rate of $240,000 for the last quarter of the 1997 fiscal year.

 (8) Indicates payments at the annualized rate of $260,000 for the last quarter of the 1999 fiscal year.

 (9) Includes payments at the annualized rate of $240,000 for the last quarter of the 1997 fiscal year.

(10) Indicates payments at the annualized rate of $300,000 for the last quarter of the 1999 fiscal year.

(11) Does not indicate an increase in Mr. Siebert's annual salary effective January 1, 1998 from $260,000 to $270,000, because payments to Mr. Siebert at the increased annualized rate were not made during the 1998 fiscal year.

(12) In each case, this represents the individual's automobile allowance.

(13) Includes approximately $4,750, $5,000 and $5,060, respectively, of matching contributions to Symantec's 401(k) plan in 1997, 1998 and 1999; also includes $11,588, $7,314 and $7,042 of interest forgiven in 1997, 1998 and 1999, respectively.

(14) Includes approximately $4,684, $5,089 and $5,427, respectively, of matching contributions to Symantec's 401(k) plan in 1997, 1998 and 1999; also includes $111,123, $130,661 and $81,227 of commission payments in 1997, 1998 and 1999, respectively.

(15) Includes approximately $4,750, $5,000 and $4,647 of matching contributions to Symantec's 401(k) plan in 1997, 1998 and 1999, respectively.

(16) Includes approximately $4,522, $5,000 and $2,587 of matching contributions to Symantec's 401(k) plan in 1997, 1998 and 1999, respectively.

(17) Includes approximately $4,750, $5,000 and $3,495 of matching contributions to Symantec's 401(k) plan in 1997, 1998 and 1999, respectively and $22,200 of mortgage assistance in each of 1997, 1998 and 1999.

                          OPTION GRANTS IN FISCAL 1999

     The following table sets forth further information regarding individual grants of options to purchase Symantec Common Stock during the fiscal year ended April 2, 1999 to each of the executive officers named in the Summary Compensation Table above. All grants were made pursuant to the 96 Plan. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of Symantec's Common Stock and overall market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.

                                             INDIVIDUAL GRANTS
                           -----------------------------------------------------    POTENTIAL REALIZABLE VALUE
                                           % OF TOTAL                               AT ASSUMED ANNUAL RATES OF
                           # OF SHARES      OPTIONS                                STOCK PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO     EXERCISE                        OPTION TERM(3)
                             OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION   -----------------------------
          NAME             GRANTED(1)    FISCAL YEAR(2)   ($/SHARE)      DATE           5%              10%
          ----             -----------   --------------   ---------   ----------   -------------   -------------
Gordon E. Eubanks,
  Jr. ...................    100,000          2.5%        $21           1/07/09     $1,320,679      $3,346,859
Keith Robinson...........      6,000          0.2%        $26.9375      4/03/08     $  101,645      $  257,589
                              30,000          0.8%        $16.8125     11/16/08     $  317,199      $  803,844
                              15,000          0.4%        $21           1/07/09     $  198,102      $  502,029
Christopher Calisi.......     18,000          0.5%        $21           1/07/09     $  237,722      $  602,435
Enrique Salem............      5,000          0.1%        $14.125       9/15/08     $   44,416      $  112,558
                              20,000          0.5%        $21           1/07/09     $  264,136      $  669,372
Dana Siebert.............     25,000          0.6%        $21           1/07/09     $  330,170      $  836,715

---------------
(1) Stock options are granted with an exercise price equal to the fair market value of Symantec Common Stock on the date of grant. These options were granted under the 96 Plan and generally, no more than 25% of the original grant becomes exercisable in any year. Options lapse after ten years or, if earlier, 90 days after termination of employment.

(2) Symantec granted options on a total of 3,331,142 shares to employees in fiscal 1999. The Company did not reprice options in fiscal 1999 and does not intend to reprice options during the next three fiscal years.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by rules of the SEC and do not represent Symantec's estimate or projection of future Symantec Common Stock prices.

   AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND APRIL 2, 1999 OPTION VALUES

                                                                NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON      VALUE      OPTIONS AT APRIL 2, 1999     APRIL 2, 1999($) (1)(2)
             NAME               EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----               -----------   -----------   -------------------------   -------------------------
Gordon E. Eubanks, Jr.........        --             --          561,666/258,334           $2,207,340/$117,689
Keith Robinson................        --             --           21,617/ 57,393           $   33,474/$  8,295
Christopher Calisi............        --             --           38,693/ 62,446           $  127,931/$117,689
Enrique Salem.................        --             --           62,809/ 73,157           $  232,244/$174,843
Dana Siebert..................    15,963       $257,792           45,677/ 62,526           $  216,633/$119,088

---------------
(1) The valuations shown above for unexercised in-the-money options are based on the difference between the option exercise price and the fair market value of the stock on April 2, 1999 ($16.125 per share). These values have not been, and may never be, realized.

(2) The value realized for option exercises is the aggregate fair market value of Symantec Common Stock on the date of exercise less the exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended April 2, 1999, Symantec's Compensation Committee consisted of Carl Carman, Robert S. Miller and Tania Amochaev; Mr. Carman and Mr. Miller served as members of the Committee during all of the fiscal year ended April 2, 1999, while Ms. Amochaev became a member of the Committee on March 16, 1999. None of the members of Symantec's Compensation Committee has ever been an officer or employee of Symantec or any of its subsidiaries, and none of the members of Symantec's Compensation Committee has any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. In addition, Symantec has no disclosures to report under Item 402(j)(3) of Regulation S-K.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that Symantec specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

  Compensation Committee Policy

     The Compensation Committee (the "Committee") acts on behalf of the Board to establish the general compensation policies for Symantec's executive officers, including the salary levels and target bonuses for the Chief Executive Officer ("CEO") as well as other executive officers. Effective January 1, 1999, the Company adopted three new bonus compensation plans for individuals employed at or above the level of Vice President: the Symantec Corporation CY1999 President and CEO Variable Compensation Plan (the "CEO Compensation Plan"); the Symantec Corporation CY1999 Executive Staff Variable Compensation Plan (the "Executive Staff Compensation Plan"); and the Symantec Corporation CY1999 Vice President Variable Compensation Plan (the three plans are sometimes collectively referred to as the "Compensation Plans"). The Committee administers bonus compensation awards to executive officers in accordance with the Compensation Plans. The terms of the Compensation Plans provide that the Board retains the right to alter or cancel one or more of the Compensation Plans for any reason at any time, and any payments made under the Compensation Plans are made at the sole discretion of the Board. The Committee administers stock option awards to executive officers in accordance with the Company's stock option plan. During Committee meetings, all discussions regarding compensation of the CEO are held without his attendance. Similarly, none of the other executive officers are present during discussions regarding their compensation.

     The Board and the Committee believe that the compensation of the CEO and Symantec's other executive officers should be based to a substantial extent on Symantec's performance. Consistent with this philosophy, a designated portion of the compensation of each executive officer is contingent upon corporate performance, and is adjusted, when appropriate, based on such executive officer's performance against personal performance objectives. Each executive officer's performance for the past fiscal year and the objectives for the current year are reviewed together with the executive officer's responsibility level and Symantec's fiscal performance versus objectives and potential performance targets. Generally, when establishing salaries, bonus levels and stock option awards for executive officers, the Committee considers: (i) Symantec's financial performance during the past year and recent quarters; (ii) the individual's performance during the past year and recent quarters; and (iii) the salaries of executive officers in similar positions of companies of comparable size and other companies within the computer industry. With respect to executive officers other than the CEO, the Committee places considerable weight upon the recommendations of the CEO. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

     Symantec obtains executive compensation data from other high technology companies, including high technology companies of a similar size. The companies included in the sample from which this data was derived included companies present in the S&P High Tech Index (used for purposes of the returns data presented in "Comparison of Cumulative Total Return" below), but the sample was not intended to correlate with this index. For fiscal 1999, Symantec set target compensation levels for executive compensation based on this survey and discretionary judgments made by the CEO or, in the case of the CEO's compensation, discretionary judgments made by the Committee.

  Compensation of Executive Officers During Fiscal 1999

     During the fiscal year ended April 2, 1999, base salaries for executive officers began at levels established in the prior year. The base salaries for Messrs. Calisi, Eubanks, Giesbrecht, Salem, Siebert and Witte were increased moderately (between 5% and 11%). The base salary of Mr. Robinson increased significantly (17%) in recognition of his increased responsibilities in connection with his promotion to the executive staff as Vice President, Americas. The base salary of Mr. Myers was increased significantly (29%) in recognition of his increased responsibilities in connection with his promotion to the executive staff as Chief Financial Officer. The base salary for Mr. Bain remained the same prior to his resignation from the Company.

     During the fiscal year ended April 2, 1999, bonuses for the executive staff and executive officers were paid on a quarterly basis. Except for Mr. Witte, all of Symantec's executive officers were members of the executive staff during the fiscal year ended April 2, 1999. Mr. Witte became a member of the executive staff when he was promoted to the position of Vice President Worldwide Operations. All of Symantec's executive officers are currently members of the executive staff. The new Executive Staff Compensation Plan (like all the Compensation Plans) is comprised of a quarterly and an annual bonus component. The Compensation Plans retain a quarterly bonus component for the reasons noted by the Committee in the past: (i) a quarterly bonus program is an important benefit for retention purposes; (ii) it is consistent with bonus payments made to similarly situated individuals in comparable companies; (iii) a quarterly bonus payment more accurately and timely compensates the executive staff for growth in the Company's quarterly revenue and earnings per share and achievement of personal objectives; and (iv) quarterly bonuses allow fluctuations in performance criteria from quarter to quarter to be appropriately recognized and rapidly communicated. The Compensation Plans also include an independent annual bonus component based on the achievement of calendar year planned financial results and, in the case of executive staff members other than the CEO, the accomplishment of key individual objectives.

     Under the bonus program employed by the Committee prior to the adoption of the new Compensation Plans, the executive staff received bonuses following the end of each quarter based on recommendations made by the CEO. Under the prior bonus plan, an executive staff member's bonus target with respect to the first three quarters of the calendar year was 10% of his base salary. With respect to the last quarter of the calendar year, each member of the executive staff was eligible to receive up to 50% of his base salary, which included the 10% bonus target for the quarter, as well as a 40% bonus target based on results for the entire year. With respect to Mr. Witte, bonuses under the prior plan were paid on a quarterly basis considering the same variables as those considered for the other executive officers; however, for the first three calendar quarters, Mr. Witte's quarterly bonus target was 6.25%. For the last calendar quarter, Mr. Witte was eligible to receive up to 31.25% of his base salary, which included the 6.25% bonus target for the fourth calendar quarter, as well as a 25% bonus target that was based on results for the entire calendar year.

     The following metrics were considered in calculating the amount of the executive staff's and Mr. Witte's bonuses for a calendar quarter under the bonus program employed by the Committee prior to the adoption of the new Compensation
Plans: (a) Symantec's quarterly earnings per share; (b) Symantec's quarterly revenues; (c) achievement of certain Company-wide objectives; and (d) achievement of an individual's objectives for the quarter. Typically, each quarterly metric was given equal weight in determining an individual's quarterly bonus. With respect to each quarterly metric, an individual must have achieved at least an 80% performance rating to receive any bonus for such variable. The bonus target payment for a particular metric was multiplied by the related quarterly performance rating, and an individual could not have received a quarterly performance rating greater than 100%.

     The following metrics were considered in calculating the amount of the executive staff's and Mr. Witte's bonuses at the end of the 1998 calendar year under the bonus program employed by the Committee prior to the adoption of the new Compensation Plans: (a) the Company's annual revenue growth; (b) the Company's annual earnings per share; and (c) achievement of targeted objectives. An individual was only eligible for the 40% annual bonus (25% in the case of Mr. Witte) if Symantec achieved 100% or more of its revenue growth target or more than 100% of its earnings per share target. If these targets were surpassed, an executive staff member could have received a bonus of up to 40% (25% in the case of Mr. Witte) of his annual salary, which amount was determined based on the individual's performance on targeted objectives related to key Company-wide initiatives.

     Under the Executive Staff Compensation Plan currently in effect, the executive staff receives bonuses following the end of each quarter based on stated quarterly financial metrics and individual objectives. For each quarter, an executive staff member's bonus target is 10% of his base salary (40% of base salary for the full year). In addition, each member of the executive staff is eligible to receive up to 40% of his base salary by meeting calendar year planned financial results and by accomplishing key objectives. An executive staff member can achieve an additional 50% of the annual 40% potential bonus by exceeding the key objectives, making the maximum achievable bonus under the plan equal to 100% of the executive staff member's annual base salary.

     The following metrics and weightings will be considered in calculating the amount of the executive staff's bonuses for a calendar quarter under the Executive Staff Compensation Plan: (a) Symantec's quarterly earnings per share (20% weighting); (b) Symantec's quarterly planned revenues (30% weighting); and
(c) achievement of certain objectives (both individual and Company-wide) for the quarter (50% weighting). A performance threshold of 80% must be exceeded with respect to each quarterly metric before the portion of the quarterly bonus associated with that metric will be paid. The bonus target payment for a particular metric will be multiplied by the related quarterly performance rating. An individual cannot receive a quarterly performance rating greater than 100%.

     The following metrics and weightings will be considered in calculating the amount of the executive staff's bonuses at the end of the 1999 calendar year under the Executive Staff Compensation Plan: (a) the Company's annual revenue growth (30% weighting); (b) the Company's annual earnings per share (20% weighting); and (c) achievement of certain targeted objectives (50% weighting). An individual will only be eligible for an annual bonus if Symantec achieves 100% or more of its revenue growth target or 100% or more of its earnings per share target. If these targets are met, an executive staff member can receive a bonus of up to 60% of his annual salary, which amount will be determined based on the individual's performance with respect to the targeted objectives.

     Symantec establishes its financial objectives in connection with its normal financial budgeting process. Each year, a budget is established for the following four fiscal quarters. During each annual budget cycle, changes to the budgets are made to reflect changed conditions. In addition, the budgets may be modified between normal budget cycles if significant events occur. Symantec's performance with respect to revenues and earnings per share are the primary financial objectives considered in determining compensation for executive officers, although subjective factors, such as ability to meet project schedules and ship products in accordance with those schedules, are also considered for executive officers with management responsibility for product groups.

  Stock Options Granted to Executive Officers in Fiscal 1999

     The Committee periodically reviews the number of vested and unvested options held by executive officers and makes stock option grants to executive officers to provide greater incentives to these officers to continue their employment with Symantec and to strive to increase the value of Symantec Common Stock. Stock options typically have been granted to executive officers when the executive first joins Symantec, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. Generally, when making stock option grants for executive officers, the Committee considers Symantec's performance during the past year and recent quarters, the responsibility level and performance of the executive officer, prior option grants to the executive officer and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant.

     During the fiscal year ended April 2, 1999, the Committee made certain stock option grants to executive officers (see "DIRECTORS AND
MANAGEMENT -- Compensation of Executive Officers -- Option Grants in Fiscal 1999"). The general purpose of these grants was to provide greater incentives to these executive officers to continue their employment with Symantec and to strive to increase the long-term value of Symantec Common Stock. Specific stock option grants made by the Committee during Symantec's 1999 fiscal year were based on past performance, anticipated future contribution and ability to impact corporate and/or business unit results, consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. Symantec does not set specific target levels for options granted to named executive officers or for Mr. Thompson. The number of stock options awarded is based on a discretionary and subjective determination by the Committee, in consultation with the CEO, of what they believe is appropriate for each officer, with consideration given by the Committee to the foregoing factors. The relative importance of these factors varies from case to case based on a discretionary and subjective determination by the Committee of what is appropriate at the time. In fiscal 1999, the primary factor considered in granting the options to executive officers was the number of unvested options held by the executive officers. The Company did not reprice options in Fiscal 1999 and does not intend to reprice options during the next three fiscal years.

  Fiscal 1999 CEO Compensation

     Compensation for the CEO is determined through a process generally similar to that discussed above for executive officers. The salary for the CEO during the fiscal year ended April 2, 1999 was increased from $450,000 to $475,000 effective January 1, 1999. Mr. Eubanks was the CEO of the Company during the entire fiscal year ended April 2, 1999; Mr. Thompson did not receive compensation from Symantec during the fiscal year ended April 2, 1999.(1)

     Mr. Eubanks' bonuses were determined on a similar basis as bonuses for the rest of the executive staff; however, there are some significant differences. For the first three calendar quarters, Mr. Eubanks' target bonus was 12.5% of his base salary. His target bonus for the fourth calendar quarter was 62.5% of his base salary, which consisted of a target bonus of 12.5% for the fourth calendar quarter and an annual target bonus component of 50% of his base salary, based on results for the entire calendar year. The Committee considered

---------------

     1 For the fiscal year ending April 1, 2000, the salary for the CEO was further increased from $475,000 to $600,000 effective upon the hiring of Mr. Thompson (in recognition his value to the Company). In accordance with the Employment Agreement dated April 11, 1999 between Mr. Thompson and Symantec (the "Employment Agreement"), the Board has agreed that Mr. Thompson's base salary will be reviewed on an annual basis by the Committee (and may be increased from time to time in the discretion of the Board), but in no event shall be reduced below $600,000 during Mr. Thompson's term of employment with the Company. Compensation paid to Mr. Thompson during the fiscal year ending April 1, 2000 will be prorated for the portion of the year that he was employed by Symantec.

the Company's earnings per share and revenue in determining Mr. Eubanks' quarterly and annual bonuses, with each metric being given equal weight. Under the bonus program employed by the Committee prior to the adoption of the new Compensation Plans, if Symantec achieved at least 80% of its revenue target and 80% of its earnings per share target, Mr. Eubanks was to receive at least 80% of the bonus allocated to the applicable metric. Furthermore, Mr. Eubanks could have received an additional bonus of up to 50% of his base salary (for a maximum bonus potential of 150% of his base salary over the course of the calendar year) if the Company's annual earnings per share and annual revenue exceeded 100% of the planned metrics. The amount of the additional 50% bonus paid to Mr. Eubanks would have been dependent on the amount by which the Company's annual earnings per share and annual revenue exceeded the targeted amounts (between 100% and 130% of targeted amounts), and would have been calculated on a linear basis. Mr. Eubanks received an aggregate of 157,219 in Fiscal 1999.

     Under the CEO Compensation Plan currently in effect, Mr. Thompson will receive bonuses following the end of each quarter based on stated quarterly financial metrics. For each quarter, Mr. Thompson's bonus target will be 12.5% of his base salary (50% of base salary for the full year). In addition, Mr. Thompson will be eligible to receive up to 50% of his base salary by meeting certain calendar year planned financial results. Mr. Thompson can achieve an additional 50% of his base salary by exceeding the calendar year planned financial results, making the maximum achievable bonus under the plan equal to 150% of Mr. Thompson's annual base salary.(2)

     The following metrics and weightings will be considered in calculating the amount of Mr. Thompson's bonus for a calendar quarter under the CEO Compensation
Plan: (a) Symantec's quarterly earnings per share (50% weighting); and (b) Symantec's quarterly planned total revenues (50% weighting). A minimum threshold of 80% must be exceeded with respect to each quarterly metric before that metric's portion of the quarterly bonus will be paid. The bonus target payment for a particular metric will be calculated on a linear basis in relation to the percent of the metric achieved up to 100% of the target amount. No additional bonus will be paid for achieving more than 100% of a metric.

     The following metrics and weightings will be considered in calculating the amount of Mr. Thompson's bonus at the end of the 1999 calendar year under the CEO Compensation Plan: (a) the Company's annual revenue growth (50% weighting); and (b) the Company's annual earnings per share (50% weighting). Mr. Thompson will only be eligible for an annual bonus if Symantec achieves 100% or more of its annual revenue growth target or 100% or more of its annual earnings per share target. If these targets are met, Mr. Thompson can receive a bonus of up to 50% of his annual salary calculated on a linear basis in relation to the percent of the metric achieved up to 100% of the target amount. Unlike the quarterly bonus, Mr. Thompson can earn an additional bonus of up to 50% of his annual salary calculated on a linear basis for achieving between 100-120% of each annual bonus metric. No additional bonus will be paid for achieving more than 120% of a metric.

     The Committee believes that the CEO's performance bonuses should be paid solely in relation to the success and strength of Symantec, and although achieving personal objectives is important, the success and strength of Symantec is the ultimate measure of the CEO's effectiveness.

  Stock Options Granted to the CEO in Fiscal 1999

     The Committee periodically reviews the number of vested and unvested options held by the CEO and makes stock option grants to the CEO to provide greater incentives to him to continue his employment with Symantec and to strive to increase the value of Symantec Common Stock. When making stock option grants to the CEO, the Committee considers Symantec's performance during the past year and recent quarters, the performance of the CEO, prior option grants to the CEO and the level of vested and unvested options. The stock options generally become exercisable over a four-year period, and have exercise prices equal to the fair market value of Symantec Common Stock on the date of grant. During the fiscal year ended April 2, 1999,

---------------

     2 Under the Employment Agreement, Mr. Thompson is guaranteed a bonus of $75,000 for the quarter ending June 30, 1999 whether or not the relevant quarterly metrics are achieved. Similarly, Mr. Thompson is guaranteed an annual bonus for calendar year 1999 at least equal to $75,000 plus one half of the amount that would have been payable if Mr. Thompson had been employed by Symantec for the full year based on the relevant annual metrics.

Mr. Eubanks received stock options to acquire 100,000 shares of Symantec common stock, which options vest over a four-year period and are exercisable at $21.00 per share.(3)

Changes to Tax Law -- Limits on Executive Compensation

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the U.S. Internal Revenue Code. Section 162(m) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. Symantec believes that it is in the best interests of its stockholders to structure its compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives. The Company was in compliance with Section 162(m) during the 1999 fiscal year. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that Symantec may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m); deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation. In this regard, certain of the payments under the Company's Compensation Plans and a portion of the stock awards to Mr. Thompson will not be deductible under Section 162(m).

                                          By: The Compensation Committee of the
                                          Board of Directors:
                                          Date: April 2, 1999

                                          Carl D. Carman
                                          Robert S. Miller
                                          Tania Amochaev

---------------

     3 For the fiscal year ending April 1, 2000 (and in accordance with the terms of the Employment Agreement), Mr. Thompson received stock options to acquire 1,000,000 shares of Symantec common stock, which options vest over a five-year period and are exercisable at $13 per share. The Employment Agreement also provides that Mr. Thompson is to receive 100,000 shares of restricted Symantec common stock on his first day of employment for a purchase price equal to the par value of the common stock of $0.01 per share. These shares of restricted stock are to vest over a two-year period, with 50,000 shares vesting on April 14, 2000 and 50,000 shares vesting on April 14, 2001. These shares of restricted stock are not transferable until they are vested, and unvested shares are subject to repurchase by Symantec at $0.01 per share upon termination of Mr. Thompson's employment with the Company. See "Employment Agreements and Change of Control Agreements."

     The stock price performance graphs below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that Symantec specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        MARCH 31, 1994 TO MARCH 31, 1999

     The graph below compares the cumulative total stockholder return on Symantec Common Stock from March 31, 1994 to March 31, 1999 with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of $100 in Symantec Common Stock and in each of the other indices on March 31, 1994, and reinvestment of all dividends). The past performance of Symantec's Common Stock is no indication of future performance.

                                                        SYMANTEC                     S&P 500             S&P HIGH TECH COMPOSITE
                                                        --------                     -------             -----------------------
'3/94'                                                   100.00                      100.00                      100.00
'3/95'                                                   147.00                      116.00                      127.00
'3/96'                                                   182.00                      153.00                      171.00
'3/97'                                                    91.00                      183.00                      231.00
'3/98'                                                   173.00                      271.00                      349.00
'3/99'                                                   108.00                      321.00                      560.00

---------------
(1) The graph assumes that US$100 was invested in Symantec's Common Stock and in each Index on March 31, 1994.

(2) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec Common Stock. Historical returns are not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        JUNE 23, 1989 TO MARCH 31, 1999

     The graph below compares the cumulative total shareholder return on Symantec Common Stock from June 30, 1989 (the date of Symantec's initial public offering was June 23, 1989) to March 31, 1999 with the cumulative total return on the S&P 500 Composite Index and the S&P High Technology Index over the same period (assuming the investment of $100 in Symantec Common Stock and in each of the other indices on June 30, 1989, and reinvestment of all dividends). Symantec has provided this additional data to provide the perspective of a longer time period which is consistent with Symantec's history as a public company. The past performance of Symantec's Common Stock is no indication of future performance.

                              SYMANTEC CORPORATION
                     COMPARISON OF CUMULATIVE TOTAL RETURN
                        JUNE 23, 1989 TO MARCH 31, 1999

                                                        SYMANTEC                     S&P 500             S&P HIGH TECH COMPOSITE
                                                        --------                     -------             -----------------------
'6/89'                                                     100                         100                         100
'3/90'                                                     174                         109                         101
'3/91'                                                     420                         125                         110
'3/92'                                                     743                         138                         112
'3/93'                                                     224                         160                         124
'3/94'                                                     272                         162                         145
'3/95'                                                     400                         187                         184
'3/96'                                                     224                         247                         248
'3/97'                                                     248                         296                         336
'3/98'                                                     468                         438                         507
'3/99'                                                     295                         519                         814

---------------
(1) Symantec's initial public offering was on June 23, 1989. Data is shown beginning June 30, 1989 because data for cumulative returns on the S&P 500 and the S&P High Tech Composite indices are available only at month end.

(2) The graph assumes that US$100 was invested in Symantec's Common Stock and in each Index on June 30, 1989.

(3) The total return for each of Symantec Common Stock, the S&P 500 and the S&P High Tech Composite assumes the reinvestment of dividends, although dividends have not been declared on Symantec Common Stock. Historical returns are not necessarily indicative of future performance.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AGREEMENTS

     In January 1999 Mr. Eubanks and the Company entered into an agreement (the "Agreement") whereby Mr. Eubanks agreed to resign as President and Chief Executive Officer upon the appointment of his successor. Mr. Eubanks and the Company also agreed that Mr. Eubanks would assist the Company in the search for such successor. The Agreement provides that for a period of two years after his resignation, Mr. Eubanks would enter into a consulting relationship with the Company during the term of which he would receive a consulting fee equal to his base salary and a quarterly bonus of 6.25% and his options would continue to vest as if he were still a Symantec employee and Symantec agreed to pay certain health and other benefit premiums on Mr. Eubanks' behalf. In addition, Mr. Eubanks would become Chairman of the Board of Directors upon his resignation from the Company and he would receive stock option grants,.directors fees and any other remuneration paid to directors who are not employees of the Company. The Company also agreed to continue to provide indemnification to Mr. Eubanks during the term of his consulting period. Mr. Eubanks resigned as President and Chief Executive Officer in April 1999 upon Mr. Thompson's hiring and resigned as Chairman of the Board two weeks later upon Mr. Thompson's appointment as Chairman of the Board. In connection with the Agreement, Mr. Eubanks and the Company entered into a mutual general release of claims. Upon Mr. Eubanks' resignation from the Board, the Board voted to accelerate the vesting of the stock options held by Mr. Eubanks that otherwise would have been subject to vesting during the consulting period under the original Agreement. Additionally, the Board agreed to release Mr. Eubanks from any further obligation to provide consulting services under the original Agreement.

     In accordance with the Employment Agreement dated April 11, 1999 between Mr. Thompson and Symantec (the "Employment Agreement"), the Board decided to grant Mr. Thompson a base salary of $600,000 and agreed that Mr. Thompson's base salary will be reviewed on an annual basis by the Committee (and may be increased from time to time in the discretion of the Board), but in no event shall be reduced below $600,000 during Mr. Thompson's term of employment with the Company. Compensation paid to Mr. Thompson during the fiscal year ending April 1, 2000 will be prorated for the portion of the year that he was employed by Symantec. Under the Employment Agreement, Mr. Thompson is guaranteed a bonus of $75,000 for the quarter ending June 30, 1999 whether or not the relevant quarterly metrics are achieved. Similarly, Mr. Thompson is guaranteed an annual bonus for calendar year 1999 at least equal to $75,000 plus one half of the amount that would have been payable if Mr. Thompson had been employed by Symantec for the full year based on the relevant annual metrics. For the fiscal year ending April 1, 2000, Mr. Thompson was granted stock options to acquire 1,000,000 shares of Symantec common stock, which options vest over a five-year period and are exercisable at $13 per share. The Employment Agreement also provides that Mr. Thompson is to receive 100,000 shares of restricted Symantec common stock on his first day of employment for a purchase price equal to the par value of the common stock of $0.01 per share. These shares of restricted stock are subject to reverse vesting over a two-year period, with 50,000 shares vesting on April 14, 2000 and 50,000 shares vesting on April 14, 2001. These share of restricted stock are not transferable until they are vested, and unvested shares are subject to repurchase by Symantec at $0.01 per share upon termination of Mr. Thompson's employment with the Company.

CERTAIN TRANSACTIONS

     In March 1989, Symantec sold 45,000 shares of Symantec Common Stock to Gordon E. Eubanks, Jr., the Company's former President and Chief Executive Officer at a per share price of $2.67. Mr. Eubanks paid for the shares with a $120,000, 9% promissory note payable in four years. On March 23, 1993, the promissory note representing this indebtedness became due and was replaced with a new nine-year promissory note, bearing interest at 6%. So as long as Mr. Eubanks remained employed by Symantec, accrued interest on the note was forgiven annually and Symantec paid Mr. Eubanks the amount of his tax liability on such forgiveness. As of June 30, 1999, the outstanding principal balance on this note was $120,000.

     In May 1999, the Company issued a promissory note in the principal amount of $1,400,000 to John W. Thompson, the Company's President and Chief Executive Officer in connection with the acquisition of a residential property following Mr. Thompson's relocation from New York to California. The note bears interest at 4.9% per annum payable in May 2000. The principal under the note is due in May 2000 and is secured by a deed of trust on the property. If Mr. Thompson's employment with the Company ceases prior to maturity of the note other than for cause (as defined in the note), the principal and any accrued interest will be due in May 2001. As of June 30, 1999, the full principal amount on this note was outstanding.

     In May 1999, the Company issued a promissory note in the principal amount of $300,000 to Keith Robinson, the Company's Vice President, Americas in connection with improvements to a property. The note bears interest at 4.9% per annum payable in monthly installments of $1,225. The principal under the note is due in June 2000 and is secured by a deed of trust on the property. As of June 30, 1999, the full principal amount on this note was outstanding.

     Symantec has adopted provisions in its certificate of incorporation and by-laws that limit the liability of its directors and provide for indemnification of its officers and directors to the full extent permitted under Delaware law. Under Symantec's Certificate of Incorporation, and as permitted under the DGCL, directors are not liable to Symantec or its stockholders for monetary damages arising from a breach of their fiduciary duty of care as directors, including such conduct during a merger or tender offer. In addition, Symantec has entered into separate indemnification agreements with its directors and officers that could require Symantec, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. Such provisions do not, however, affect liability for any breach of a director's duty of loyalty to Symantec or its stockholders, liability for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, liability for transactions in which the director derived an improper personal benefit or liability for the payment of a dividend in violation of Delaware law. Such limitation of liability also does not limit a director's liability for violation of, or otherwise relieve Symantec or its directors from the necessity of complying with, federal or state securities laws or affect the availability of equitable remedies such as injunctive relief or rescission.

                                 THE PROPOSALS

PROPOSAL NO. 1 -- ELECTION OF SYMANTEC DIRECTORS

     At the Symantec Stockholders Meeting, the seven current members of the Board will be nominated for re-election, all of whom have been nominated by the Board's Nominating Committee. The nominees for re-election to the Board are Tania Amochaev, Charles M. Boesenberg, Walter W. Bregman, Carl D. Carman, Robert R.B. Dykes, Robert S. Miller and John W. Thompson. Each of these directors, except Mr. Thompson, was elected at Symantec's annual meeting of stockholders on September 17, 1998. Mr. Thompson was appointed to the Board in April 1999 to fill the vacancy created by Mr. Eubanks' resignation.

     Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The size of Symantec's Board is currently set at seven members. Shares represented by the accompanying proxy will be voted for the election of the seven nominees recommended by Symantec's management unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Symantec is not aware of any nominee who will be unable to or for good cause will not serve as a director. There is no family relationship between any director or executive officer of Symantec and any other director or executive officer of Symantec.

     For certain information about the current directors, see "DIRECTORS AND MANAGEMENT -- Directors and Executive Officers."

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended April 2, 1999, the Board of Symantec held a total of ten meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served). The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

     Messrs. Bregman and Miller are currently the members of Symantec's Audit Committee, which met four times during the fiscal year ended April 2, 1999. The Audit Committee meets with Symantec's outside auditors and reviews Symantec's accounting policies and internal controls.

     Messrs. Carman and Miller and Ms. Amochaev are currently the members of Symantec's Compensation Committee, which met five times during the fiscal year ended April 2, 1999. The Compensation Committee recommends cash-based and stock compensation for executive officers of Symantec.

     Messrs. Dykes, Carman and Boesenberg are currently the members of Symantec's Nominating Committee, which met seven times during the fiscal year ended April 2, 1999. Mr. Dykes is the chairman of the Nominating Committee. The Nominating Committee recommends candidates for election to the company's Board of Directors. The Nominating Committee does not accept suggestions for nominees recommended by stockholders.

DIRECTORS' COMPENSATION

     Messrs. Bregman, Boesenberg, Carman, Dykes and Miller and Ms. Amochaev are each entitled to receive $1,500 per meeting of the Board or a committee of the Board which they attend. During fiscal 1999, Mr. Boesenberg received $13,500 for attending Board meetings and related expenses, Mr. Bregman received $20,800 for attending Board meetings and related expenses, Mr. Carman received $19,500 for attending Board meetings and related expenses, Mr. Miller received $22,755 for attending Board meetings and related expenses, Mr. Dykes received $18,000 for attending Board meetings and related expenses, and Ms. Amochaev received $10,040 for attending Board meetings and related expenses. All members of the Board are reimbursed for invoiced out-of-pocket expenses that they incur in attending Board meetings.

     Mr. Bregman provides services to Symantec as a marketing consultant. In exchange for these services, Mr. Bregman has been included for coverage under Symantec's Employee Medical Plan. The annual fair market value of this arrangement is approximately $16,000. During fiscal 1999, (i) Messrs. Bregman, Boesenberg, Dykes, Miller and Ms. Amochaev each received a non-qualified stock option to purchase 6,000 shares of Symantec's Common Stock at an exercise price of $29.93 per share, which were granted in April 1998, and (iii) Mr. Carman received a non-qualified stock option to purchase 20,000 shares of Symantec's Common Stock at an exercise price of $29.93 per share, which was granted in April 1998. Each of these options was granted automatically, pursuant to the 1993 Directors Plan. The 1993 Directors Plan expired in July 1998. Prior to expiration, the 1993 Directors Plan provided that new directors receive an initial grant of 16,000 shares, continuing non-employee directors other than the Chairman receive an annual grant of 6,000 shares, and the Chairman receives an annual grant of 20,000 shares. The Board adopted a new formula for option grants to non-employee directors under the 96 Plan on September 17, 1998. The award formula for nonqualified stock option grants under the 96 Plan is as follows: An initial grant of 20,000 shares will be made to a new director upon such director first becoming a director. An award grant of 10,000 shares will be made to a continuing director other than the Chairman of the Board, and an award grant of 20,000 shares will be made to the Chairman of the Board, at the first Board meeting following the first day of each fiscal year of the Company; provided that no such grant shall be made within six months of an initial grant. Options granted will be 100% vested on the date of grant and shall remain exercisable for a period of seven months following the non-employee director's termination as a director or consultant of Symantec. All option grants to directors in the next fiscal year will be made under the 1996 Plan.

                   THE BOARD RECOMMENDS A VOTE "FOR" ELECTION
                   OF EACH OF THE SEVEN NOMINATED DIRECTORS.

PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1996 EQUITY INCENTIVE PLAN

  Proposed Amendment

     At the Symantec Stockholders Meeting, Symantec's stockholders and holders of Exchangeable Shares will be asked to consider and vote upon a proposal to amend Symantec's 1996 Equity Incentive Plan (the "96 Plan"), a copy of which is attached hereto as Annex A, to make available for issuance thereunder

3,211,400 additional shares of Symantec Common Stock, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 9,001,802 to 12,213,202.

     The Board believes that the amendment to increase the shares of Symantec Common Stock available for issuance under the 96 Plan is in the best interests of Symantec. The purpose of the 96 Plan is to provide employees of Symantec with a convenient means to acquire an equity interest in Symantec, to provide to employees incentives based on an increase in the value of Symantec's Common Stock, and to provide an incentive for continued employment. The Board believes that the additional reserve of shares with respect to which shares may be issued is needed to ensure that Symantec can meet these goals. The shares awarded under the 96 Plan come from authorized but unissued shares of Symantec Common Stock. Without the 3,211,400 shares that are the subject of this proposal, there are a total of 9,001,802 shares of Symantec's Common Stock authorized for issuance upon the exercise of options granted under the 96 Plan. As of June 30, 1999, a total of 682,938 shares had been purchased upon the exercise of options issued under the 96 Plan, and a total of 7,944,625 shares of Symantec Common Stock were subject to outstanding options that have been granted pursuant to the 96 Plan to an aggregate of approximately 2,369 persons, leaving 374,239 shares reserved for grant of options under the 96 Plan. The outstanding options are exercisable at an average exercise price of $19.57 per share. During the 1999 fiscal year, 4,083,578 options were granted by Symantec, all of which were under the 96 Plan in the case of employees and consultants or under the Directors Plan in the case of directors, and 1,148,210 options were canceled.

  Summary of 1996 Equity Incentive Plan

     The following summary of the principal provisions of the 96 Plan as proposed to be amended is qualified in its entirety by reference to the full text of the 96 Plan, which is included as Annex A hereto.

     General. The 96 Plan was adopted by Symantec's Board of Directors on March 4, 1996 and approved by the stockholders on May 14, 1996 and amended effective September 18, 1997 and September 17, 1998. The purpose of the 96 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec, by offering them an opportunity to participate in the company's future performance through awards of options.

     Administration. The 96 Plan permits either the Board of Directors or a committee appointed by the Board to administer the 96 Plan. If the Board establishes such a committee, and two or more members of the Board are "outside directors," the committee must be comprised of at least two members of the Board, all of whom are outside directors and "disinterested persons." "Disinterested persons" and "outside directors" are defined in the 96 Plan and comply with definitions given such terms under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), respectively. References herein to the "Committee" mean either the committee appointed to administer the 96 Plan or the Board. Subject to the terms of the 96 Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the 96 Plan or any awards granted thereunder and to modify awards granted under the 96 Plan.

     Eligibility. The 96 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of Symantec or of any parent, subsidiary or affiliate of Symantec as the Committee may determine. As of June 30, 1999, approximately 2,492 people were eligible to participate in the 96 Plan. Over the term of the 1996 Plan, the following named executive officers have been granted options to purchase shares of Common Stock under the 1996 Plan as follows: Gordon Eubanks, Jr. -- 250,000 options; Christopher Calisi -- 88,786 options; Enrique Salem -- 85,000 options, Dana Siebert -- 56,646 options and Keith Robinson -- 71,425 options. In addition, John W. Thompson, the Company's current President and Chief Executive Officer was granted 800,000 options under the 96 Plan upon joining the Company in April 1999. Over the term of the 1996 Plan, current executive officers as a group have been granted options to purchase 1,404,250 shares, no current non-employee directors have been granted options to purchase shares, and all employees as a group, other than executive officers and directors, have been granted options to purchase 9,081,091 shares (excluding 1,865,778 options which were subject to cancellation). No person will be eligible to receive more than 500,000 shares in any calendar year pursuant to the grant of awards under the 96 Plan other than new employees of Symantec, or any parent, subsidiary or affiliate of Symantec, who are eligible to receive up to a maximum of 800,000 shares in the calendar year in which they commence employment. A person may be granted more than one award under the 96 Plan.

     Stock Reserved for Issuance. The stock reserved for issuance under the 96 Plan consists of shares of Symantec Common Stock authorized but unissued Common Stock. The aggregate number of shares that may be issued under awards pursuant to the 96 Plan as amended is 12,213,202. In addition, shares that are subject to issuance upon exercise of an option under the 96 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 96 Plan but are forfeited or repurchased by Symantec at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 96 Plan.

     Terms of Options. Subject to the terms and conditions of the 96 Plan, the Committee, in its discretion, determines for each option certain terms and conditions, including, whether the option is to be an incentive stock option ("ISO") or a non-qualified stock option ("NQSO"), the number of shares for which the option will be granted, the exercise price of the option and the periods during which the option may be exercised. Each option is evidenced by a stock option agreement in such form as the Committee approves and is subject to the following conditions, in addition to those described elsewhere herein or in the 96 Plan:

          (a) Date of Grant: The date of grant of an option will be the date on which the Committee decides to grant the option, unless the Committee specifies otherwise. The related stock option agreement and a copy of the 96 Plan will be delivered to the optionee within a reasonable time after the option is granted.

          (b) Term of Exercise of Options: Except with respect to options granted to non-employee directors described below, options are exercisable within the period, or upon the events, determined by the Committee as set forth in the related stock option agreement. However, no option may be exercisable after ten years from the date of grant, and no ISO granted to a 10% stockholder can be exercisable after five years from the date of grant. Symantec anticipates that most of the options that will be granted under the 96 Plan will be exercisable for ten years and options granted under the 96 Plan will generally vest and become exercisable at a rate of 25% one year after the date of grant, and then at the rate of 2.0833% per month over the succeeding three years of employment. Options granted to non-employee directors are immediately exercisable subject to repurchase to the extent that such options have not vested (see "Formula for Non-Employee Director Option Grants and Vesting" below).

          (c) Exercise Price: Each stock option agreement states the related option exercise price, which may not be less than 100% of the fair market value of the shares of Common Stock on the date of the grant. The exercise price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of shares of Symantec Common Stock on the date of grant. The exercise price for non-employee director formula option grants may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. On July 20, 1999, the fair market value of Symantec Common Stock was $32.25.

          (d) Method of Exercise: Options may be exercised only by delivery to Symantec of a written stock option exercise agreement, stating the number of shares purchased, the restrictions imposed on the shares purchased, if any, and certain representations and covenants regarding optionee's investment intent and access to information, together with payment in full of the exercise price for the number of shares purchased. The option exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in a number of other forms of consideration, including cancellation of indebtedness, fully paid shares of Symantec Common Stock, delivery of a promissory note, waiver of compensation due or accrued to an optionee for services rendered, through a "same day sale," through a "margin commitment," or any combination of the foregoing.

          (e) Termination of Employment: If an optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to Symantec, or a parent, subsidiary or affiliate of Symantec (except in the case of death, disability, sick leave, military leave, or any other leave of absence approved by the Committee which does not exceed 90 days, or if reinstatement upon expiration of such leave is guaranteed by law), the optionee typically has three months to exercise any then-exercisable options except as may otherwise be provided. (See "Formula for Non-Employee Director Option Grants and Vesting" below); provided, however, that the exercise period may be extended by the Committee for up to five years. A twelve-month exercise period applies in cases of optionee's disability (as defined in the 96 Plan) or death.

          (f) Recapitalization; Change of Control: The number of shares subject to any award, and the number of shares issuable under the 96 Plan, are subject to proportionate adjustment in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change relating to the capital structure of Symantec without consideration. In the event of a dissolution or liquidation of Symantec, a merger or consolidation in which Symantec does not survive (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the corporation and the options granted are assumed, converted or replaced by the successor corporation), a merger in which Symantec is the surviving corporation, but after which the stockholders of Symantec cease to own an equity interest in Symantec, a sale of all or substantially all of Symantec's assets or any other transaction that qualifies as a "corporate transaction" under Section 424(a) of the Code, all outstanding awards may be assumed, converted or replaced by the successor corporation, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders; provided that formula option grants to non-employee directors shall accelerate and be fully vested upon such merger, consolidation or corporate transaction.

          (g) Rights as Stockholder: An optionee has no rights as a stockholder with respect to any shares covered by an option until the option has been validly exercised and shares of Symantec Common Stock are issued to the optionee.

          (h) Other Provisions: The option grant and exercise agreements authorized under the 96 Plan, which may be different for each option, may contain such other provisions as the Committee deems advisable, including without limitation, (i) restrictions upon the exercise of the option and
     (ii) a right of repurchase in favor of Symantec to repurchase unvested shares held by an optionee upon termination of the optionee's employment at the original purchase price.

     Formula for Non-Employee Director Option Grants and Vesting. Symantec will automatically grant options, in accordance with a formula, to each director of the Company who is not an employee of Symantec (or of any parent or subsidiary of Symantec) ("non-employee director"). As of July 20, 1999, six directors were in the class of persons eligible to receive options. The award formula for nonqualified stock option grants is as follows: An initial grant of 20,000 shares will be made to a new director upon such director first becoming a director. An award grant of 10,000 shares will be made to a continuing director other than the Chairman of the Board, and an award grant of 20,000 shares will be made to the Chairman of the Board, at the first Board meeting following the first day of each fiscal year of the Company; provided that no such grant shall be made within six months of an initial grant. Options granted will be 100% vested on the date of grant and shall remain exercisable for a period of seven months following the non-employee director's termination as a director or consultant of Symantec.

     Prior to July, 1998, non-employee directors were eligible to receive grants pursuant to the 1993 Directors Stock Option Plan. The 1993 Directors Stock Option Plan expired in July, 1998. All option grants to directors in the next fiscal year will be made under the 1996 Plan.

     Amendment and Termination of the 96 Plan. The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 96 Plan or revise or amend the 96 Plan in any respect whatsoever; provided that the Committee may not, without approval of the stockholders, amend the 96 Plan in a manner that requires stockholder approval.

     Term of the 96 Plan. Awards may be granted pursuant to the 96 Plan from time to time until the expiration of the ten-year period commencing with the date the 96 Plan was adopted by the Board of Directors.

     Federal Income Tax Information. Options so designated under the 96 Plan are intended to qualify as ISOs. All options that are not designated as ISOs are intended to be NQSOs.

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND PARTICIPATING EMPLOYEES ASSOCIATED WITH STOCK OPTIONS GRANTED UNDER THE 96 PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 96 PLAN.

  Tax Treatment of the Optionee

     Incentive Stock Options. An optionee will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO unless the optionee is subject to the alternative minimum tax. If the optionee holds the shares purchased upon exercise of the ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the option grant date, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares), will be treated as ordinary income. Any additional gain will be capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

     Alternative Minimum Tax. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Nonqualified Stock Options. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount must be treated as ordinary income by the optionee and may be subject to income tax withholding by Symantec (either by payment in cash or withholding out of the optionee's salary). Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as long-term or short-term capital gain or loss.

     Estimated Taxes. Estimated tax payments may be due on amounts an optionee includes in income if the income recognition event occurs before the last month of his or her taxable year and no other exceptions to the underpayment of estimated tax penalties applies. Generally, estimated taxes must be paid with respect to regular and alternative minimum tax liabilities if the amount of a taxpayer's withheld taxes together with any estimated taxes is less than 90 percent of that taxpayer's total regular or alternative minimum tax liability for the year, unless an exception applies.

     Maximum Tax Rates. The maximum rate applicable to ordinary income is 39.6%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of Symantec. Symantec will be entitled to a deduction in connection with the exercise of a NQSO by a domestic employee or other person to the extent that the optionee recognizes ordinary income. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under an ISO only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     ERISA Information. The 96 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA".)

  Benefits to Certain Persons.

     Because awards to employees under the 96 Plan will vary depending on the timing of participants' exercise decisions and on the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees under the 96 Plan.

     The following table summarizes the benefits that could be received by various directors under the 96 Plan in the fiscal year ending April 1, 2000:

                                   1996 PLAN

                                                        NUMBER OF SHARES    EXERCISE PRICE*
                                                        ----------------    ---------------
Carl Carman...........................................       10,000
Charles Boesenberg....................................       10,000
Tania Amochaev........................................       10,000
Robert S. Miller......................................       10,000
Robert R.B. Dykes.....................................       10,000
Walter Bregman........................................       10,000

---------------
* The exercise price of the options granted under the 1996 Plan will be the fair market value of Symantec Common Stock on the date such options are granted.

                       THE BOARD RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE AMENDMENT TO THE 96 PLAN

PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO SYMANTEC'S 1998 EMPLOYEE STOCK PURCHASE PLAN.

     At the Symantec Stockholders Meeting, Symantec's stockholders and holders of Exchangeable Shares will be asked to consider and vote upon a proposal to amend Symantec's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"), a copy of which is attached hereto as Annex B, to make available for issuance thereunder 760,000 additional shares of Symantec Common Stock, which will raise the 96 Plan's limit on shares that may be issued pursuant to awards granted thereunder from 500,000 to 1,260,000, and to provide for an automatic increase in the shares under the Stock Purchase Plan on each January 1, and each anniversary thereafter of 1% of the total number of outstanding shares of Symantec Common Stock on the immediately preceding December 31, but not to exceed 8,000,000 shares.

     As of April 2, 1999, 2,473,929 shares of Common Stock had been sold pursuant to the 1989 Stock Purchase Plan, the current Stock Purchase Plan's predecessor, at a weighted average price of $11.04 per share, with no shares available for future issuance under the 1989 Stock Purchase Plan. The 1989 Stock Purchase Plan expires on October 24, 1999. After such date, the Company intends to issue all future shares available for purchase under the Company's stock purchase plans under the Stock Purchase Plan, and the proposed increase in shares available under the Stock Purchase Plan is intended to compensate for shares issued under the Stock Purchase Plan during the current fiscal year except to the extent that employees remain eligible to participate in the 1989 Plan until its termination. As of June 30, 1998, approximately 2,492 employees were currently eligible to participate in the Stock Purchase Plan over the term of the Stock purchase Plan. The terms of the Stock Purchase Plan are substantially similar to the terms of the 1989 Stock Purchase Plan, and are summarized below.

     The Board of Directors believes that the proposed amendment to the Stock Purchase Plan to provide for an increase in the number of shares by 760,000 shares reserved for issuance and the automatic increase in the authorized shares by an additional 1% per year on the first day of each calendar year are in the best interest of the Company. The purpose of the Stock Purchase Plan is to provide employees of Symantec with a convenient means to acquire an equity interest in Symantec through payroll deductions, and to provide an incentive for continued employment. The approval of the amendment to the Stock Purchase Plan at this time will ensure that Symantec will be able to continue providing the benefits of an employee stock purchase plan to its employees who are participating in the 1989 Stock Purchase Plan and in the Stock Purchase Plan. The 1989 Stock Purchase Plan terminates on October 24, 1999.

  Summary of Stock Purchase Plan

     General. The Employee Stock Purchase Plan was approved by the stockholders on September 17, 1998. The purpose of the Stock purchase Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec, by offering them an opportunity to participate in the Company's future performance through the purchase of shares of the Company's Common Stock.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The shares to be awarded under the Stock Purchase Plan come from authorized but unissued shares of Symantec Common Stock. The following summary of the principal provisions of the proposed new Stock Purchase Plan is qualified in its entirety by reference to the full text of the Stock Purchase Plan, which is included as Annex B hereto.

     Because benefits under the Stock Purchase Plan will vary depending on participants' elections and the fair market value of Symantec's Common Stock at various future dates, it is not possible to determine exactly what benefits might be received by Symantec's directors, executive officers and other employees under the Stock Purchase Plan. No shares were issued under the Stock Purchase Plan in Fiscal 1999. The following table summarizes the maximum benefits that were received by various persons under the 1989 Stock Purchase Plan in the fiscal year ended April 2, 1999:

                       1989 EMPLOYEE STOCK PURCHASE PLAN

                                                                              NUMBER OF
                                                              DOLLAR VALUE*    SHARES
                                                              -------------   ---------
Gordon E. Eubanks, Jr.......................................       30,750        2,000
Howard Bain III.............................................       30,750        2,000
Christopher Calisi..........................................            0            0
Enrique Salem...............................................       30,750        2,000
Dana E. Siebert.............................................        7,470          626
Keith Robinson..............................................       20,881        1,628
Current Executive Group (eight persons).....................      114,299        8,971
Non-executive director group (six persons)..................            0            0
Non-executive officer employee group........................    4,413,407      442,131

---------------
* Dollar value is based on the difference between the purchase price of the shares (85% of the lesser of the fair market value of the shares on the first day of the two-year offering period or the fair market value on the last business day of the six-month purchase period, as described in more detail in the following summary) and the closing sales price of the Symantec Common Stock on the immediately preceding business day.

     Administration. The Stock Purchase Plan permits either the Board of Directors or a committee appointed by the Board to administer the Stock Purchase Plan. The Stock Purchase Plan is administered by the Board of Directors. References herein to the "Committee" mean either the committee appointed to administer the Stock Purchase Plan or the Board of Directors if no committee continues to have authority to do so.

     Eligibility. All employees of Symantec (including directors who are employees), or any parent or subsidiary thereof, are eligible to participate in the Stock Purchase Plan, except the following:

          (a) employees who are not employed by Symantec or any subsidiary thereof on the third business day before the beginning of an Offering Period;

          (b) employees who are customarily employed for less than twenty hours per week;

          (c) employees who are customarily employed for less than five months in a calendar year;

          (d) employees who own or hold options to purchase, or who as a result of participation in the Stock Purchase Plan would own stock or hold options to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Symantec pursuant to Section 425(d) of the U.S. Internal Revenue Code.

          (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Stock Purchase Plan; and

          (f) Individuals who provide services to Symantec or any subsidiaries as independent contractors who are reclassified as common law employees for any reason except for Federal income and employment tax purposes.

     Each offering of Symantec Common Stock under the Stock Purchase Plan is for a period of 24 months (the "Offering Period"). Offering Periods commence on the first day of January and July of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. An employee cannot participate simultaneously in more than one Offering Period. The Committee has the power to change the duration of Offering Periods or Purchase Periods (as defined below) without stockholder approval. Each Offering Period consists of four six-month exercise periods (each a "Purchase Period") commencing on the first day of January and July of each year. The last business day of each Purchase Period is the "Purchase Date." All accrued payroll deductions of each participant are applied to the purchase of shares in accordance with the terms of the Stock Purchase Plan at the end of each six-month Purchase Period.

     Employees participate in the Stock Purchase Plan during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the employee's W-2 compensation, unreduced by the amount by which the employee's salary is reduced pursuant to Sections 125 or 401(k) of the U.S. Internal Revenue Code. Eligible employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a participating employee will automatically participate in each succeeding Offering Period unless such employee withdraws from the Offering Period or the Stock Purchase Plan. After the rate of payroll deductions for an Offering Period has been set by an employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the employee is automatically enrolled) unless otherwise changed by the employee. The employee may increase or lower the rate of payroll deductions for any upcoming Purchase Period, but may only lower the rate of payroll deductions during the current Purchase Period. Not more than one change may be made effective during any one Purchase Period.

     Purchase Price. The purchase price of shares that may be acquired in any Offering Period under the Stock Purchase Plan is 85% of the lesser of (a) the fair market value of the shares on the Offering Date, or (b) the fair market value of the shares on the applicable Purchase Date. The fair market value of the Common Stock on a given date is the closing sales price of the Common Stock on the immediately preceding business day as quoted on the Nasdaq National Market. On July 20, 1999, the fair market value of Symantec Common Stock was $32.25.

     Purchase of Stock; Exercise of Option. The number of whole shares an employee is able to purchase in any Purchase Period within an Offering Period is determined by dividing the total amount of payroll deductions withheld from the employee during the Purchase Period pursuant to the Stock Purchase Plan by the price for each share determined as described above. The purchase takes place automatically on the Purchase Date. Any cash balance remaining in an employee's account following the purchase is refunded to the employee as soon as practicable; however, any such cash balance representing a fractional share may be applied to the purchase of additional shares in the immediately succeeding Purchase Period. No employee is permitted to purchase more than (i) 200% of the number of shares determined by using 85% of the fair market value of a share of Symantec Common Stock on the Offering Date as the denominator or (ii) the maximum number of shares set by the Committee.

     Withdrawal. An employee may withdraw from any Offering Period or from the Stock Purchase Plan. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan. An employee may also participate in a current Purchase Period under an Offering Period and enroll in the next Offering Period by (i) withdrawing from participation in the current Offering Period effective as of the last day of the concurrent Purchase Period and (ii) enrolling in the new Offering Period. If the purchase price (as defined above) on the first day of any current Offering Period in which employees are enrolled is higher than the purchase price on the first day of any subsequent Offering Period, then all participating employees will be automatically withdrawn from such earlier commencing Offering Period and re-enrolled in the subsequent Offering Period.

     Termination of Employment. Termination of an employee's employment for any reason, including retirement or death, cancels his or her participation in the Stock Purchase Plan immediately. In such event, the payroll deductions credited to the employee's account will be returned to such employee or, in the case of death, to the employee's legal representative.

     Adjustment Upon Changes in Capitalization. The number of shares subject to any option, and the number of shares issuable under the Stock Purchase Plan, are subject to adjustment in the event of a recapitalization of Symantec Common Stock. In the event of a proposed dissolution or liquidation of Symantec, or in the event of a proposed sale of all or substantially all of the assets of Symantec, or the merger of Symantec with or into another corporation, the Committee in its sole discretion may give each employee the right immediately to exercise all or any part of the employee's outstanding options, including options that would not otherwise then be exercisable. If Symantec issues additional securities to raise additional capital, no adjustment will be made in the number or price per share of the shares available under the Stock Purchase Plan. In the event any change is made in the capital structure of Symantec, such as a stock split or a stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of additional consideration by Symantec, appropriate adjustment will be made by Symantec in the number of shares available under the Stock Purchase Plan, the number of shares subject to outstanding options and in the purchase price per share, subject to any required action by the Board of Directors or stockholders of Symantec.

     Amendment or Termination of ESPP. The Stock Purchase Plan may be amended or terminated by the Board at any time, except that any such termination or amendment cannot adversely affect a previously granted right of a plan participant; however, if the Board determines that a change in the accounting rules or applicable laws renders the amendment or termination desirable, then the Board may approve such an amendment or termination at any time.

     Federal Income Tax Information. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the U.S. Internal Revenue Code.

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO SYMANTEC AND THE PARTICIPATING EMPLOYEE ASSOCIATED WITH THE PURCHASE OF SHARES UNDER THE STOCK PURCHASE PLAN. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING SUCH TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

     Tax Treatment of the Employee. Participating employees will not recognize income for U.S. federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of shares by gift or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.

     If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price depending upon the amount of time the shares are held.

     If the shares are sold, or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition"), within either the one-year or the two-year holding periods described above, the employee, realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a long-term or short-term capital gain or loss.

     Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation that will be reported on the participant's W-2 form.

     Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually again ordinary income.

     Maximum Tax Rates. The maximum rate applicable to ordinary income is 39.6%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of Symantec. Symantec will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares (but not if an employee meets the holding period requirements). Symantec will treat any transfer of record ownership of shares including a transfer to a broker or nominee or into "street name," as a disposition, unless it is notified to the contrary. In order to enable Symantec to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees are required to notify Symantec in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

          THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT
                   TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP as its principal independent auditors to perform the audit of Symantec's financial statements for fiscal 2000, and the stockholders are being asked to ratify such selection. Ernst & Young LLP audited Symantec's financial statements for Symantec's fiscal years ended March 31, 1989, 1990 and 1991, April 3, 1992, April 2, 1993, April 1,
1994, March 31, 1995, March 29, 1996, March 28, 1997, April 3, 1998 and April 2,
1999. Representatives of Ernst & Young LLP will be present at the Symantec

Stockholders Meeting and will be given an opportunity to make a statement at the Symantec Stockholders Meeting if they desire to do so, and will be available to respond to appropriate questions.

                       THE BOARD RECOMMENDS A VOTE "FOR"
            THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires Symantec's directors and officers, and persons who own more than 10% of Symantec's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish Symantec with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to Symantec and written representation from the executive officers and directors, Symantec believes that all Section 16(a) filing requirements were met in Fiscal 1999, except that due to administrative errors, that have since been thoroughly evaluated and the related procedures revised, Mr. Carman's Form 4 for the month of April 1998 was not filed in a timely manner. A Form 5 was filed by Mr. Carman in April 1999.

                             STOCKHOLDER PROPOSALS

     Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the 2000 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company, between May 22, 2000 and June 21, 2000. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company not later than April 1, 2000 in order to be considered for inclusion in the Company's proxy materials for that meeting.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Symantec Stockholders Meeting and, so far as is known to the Board, no matters are to be brought before the Symantec Stockholders Meeting except as specified in the notice of the Symantec Stockholders Meeting. As to any business that may properly come before the Symantec Stockholders Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                             AVAILABLE INFORMATION

     Symantec is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy and information statements, and other information with the Commission. Such reports, proxy and information statements, and other information filed by Symantec can be inspected and copies at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C., as well as the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, and Seven World Trade Center, Suite 1300, New York, New York. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Symantec's Common Stock is listed on the Nasdaq National Market. Reports and other information concerning Symantec are available for inspection at the National Association of

Securities Dealers, Inc. at 9513 Key West Avenue, Rockville, Maryland 20850. The Commission maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the Commission's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

                                          By Order of the Board of Directors
                                          signature
                                          Derek P. Witte
                                          Vice President, Worldwide Operations
                                          and Secretary

                                    ANNEX A

                              SYMANTEC CORPORATION
                           1996 EQUITY INCENTIVE PLAN
                          (AS PROPOSED TO BE AMENDED)

     1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 22.

     2. Shares Subject to the Plan.

     2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 12,213,202 Shares. Subject to Sections 2.2 and 17, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction; and provided further, that unless otherwise determined by the Board, non-employee directors shall receive options only pursuant to the formula award provisions set forth in Section 6. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 800,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4. Administration.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, except as provided in Section 6, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

          (c) select persons to receive Awards;

          (d) determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

          (g) grant waivers of Plan or Award conditions;

          (h) determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          (j) amend any option agreements executed in connection with this Plan;

          (k) determine whether an Award has been earned; and

          (l) make all other determinations necessary or advisable for the administration of this Plan.

     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     4.3 Section 162(m) Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors.

     5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of this Plan.

     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options; provided however, that options granted to non-employee directors pursuant to Section 6 shall remain exercisable for a period of seven (7) months following the non-employee director's termination as a director or consultant of the Company or any Affiliate.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three
     (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

     5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

     6. Formula for Non-Employee Director Option Grants and Vesting.

     6.1 Grant of Formula Option. Options shall be granted to non-employee directors of the Company or any Affiliate ("non-employee directors") during the term of this Plan as follows: (i) to the extent that a stock option has not already been granted to a non-employee director during the fiscal year of the Company in which such director becomes a director, a NQSO to purchase 20,000 shares will automatically be granted to such director upon such director's joining the Board, (ii) a NQSO to purchase 10,000 shares will be granted to each non-employee director, other than a non-employee director acting as the Chairman of the Board at the first Board meeting following the first day of each fiscal year of the Company, provided that no such grant shall be made to a director within six months of the initial grant to such director, and (iii) a NQSO to purchase 20,000 shares will be granted each year to the non-employee director acting as the Chairman of the Board at the first Board meeting following the first day of each fiscal year of the Company, provided, that no such grant shall be made to a director within six months of the initial grant to such director. Only non-employee directors who are neither an employee of the Company nor the holder of more than one percent of the Shares or a representative of any such stockholder shall be eligible for a formula option grant.

     6.2 Exercise Period For Formula Options. Options shall be immediately exercisable on the date of grant and shall expire, unless earlier terminated in accordance with the provisions of this Plan, on the fifth anniversary of the date of grant. The Company shall reserve to itself or its assignees(s) a right to repurchase any or all unvested Shares held by a non-employee director upon the non-employee director's termination as a director or consultant of the Company or an Affiliate at the director's original Purchase Price.

     6.3 Vesting of Formula Options. Options granted will be 100% vested on the date of grant.

     7. Payment for Share Purchases.

     7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

          (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

             (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

             (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f) by any combination of the foregoing.

     7.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant, provided the Company has full recourse to the Participant relative to the guarantee.

     8. Withholding Taxes.

     8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee.

     9. Privileges of Stock Ownership.

     9.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 11.

     9.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     10. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

     11. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not vested held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's original Purchase Price.

     12. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     13. Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     14. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     15. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     16. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     17. Corporate Transactions.

     17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants, or the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards); provided that all formula option grants, pursuant to Section 6, shall accelerate and be fully vested upon such merger, consolidation or corporate transaction. In the event such successor corporation (if any) fails to assume or substitute Options pursuant to a transaction described in this Subsection 17.1, all Options will expire on such transaction at such time and on such conditions as the Board shall determine.

     17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

     17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18. Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of this Plan or any amendment increasing the number of Shares subject to this Plan is not obtained, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

     19. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

     20. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of
Section 6 of this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan to increase the number of shares that may be issued under this Plan, or change the designation of employees or class of employees eligible for participation in this Plan.

     21. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     22. Definitions. As used in this Plan, the following terms will have the following meanings:

          "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control"

     (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Award" means any award under this Plan, including any Option.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          "Company" means Symantec Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

             (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

             (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

             (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Outside Director" shall mean a person who satisfies the requirements of an "outside director" as set forth in regulations promulgated under
     Section 162(m) of the Code.

          "Option" means an award of an option to purchase Shares pursuant to
     Section 5.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Plan" means this Symantec Corporation 1996 Equity Incentive Plan, as amended from time to time.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                    ANNEX B

                        SYMANTEC CORPORATION'S PROPOSED
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                          (AS PROPOSED TO BE AMENDED)

 1. ESTABLISHMENT OF PLAN

     Symantec Corporation (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Section 424, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,260,000 shares of Common Stock are reserved for issuance under the Plan. In addition, on each January 1, the aggregate number of shares of the Company's Common Stock reserved for issuance under the Plan shall be increased automatically by a number of shares equal to 1% of the total number of outstanding shares of the Company's Common Stock on the immediately preceding December 31; provided that the aggregate number of shares issued over the term of this Plan shall not exceed 8,000,000 shares. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

 2. PURPOSES

     The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors as eligible to participate in the Plan with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

 3. ADMINISTRATION

     The Plan is administered by the Board of Directors of the Company or by a committee designated by the Board of Directors of the Company (in which event all references herein to the Board of Directors shall be to the committee). Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

 4. ELIGIBILITY

     Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

          (a) employees who are not employed by the Company or Subsidiaries on the third business day before the beginning of such Offering Period;

          (b) employees who are customarily employed for less than 20 hours per week;

          (c) employees who are customarily employed for less than 5 months in a calendar year;

          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 425(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

          (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

          (f) individuals who provide services to the Company or any of its Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

 5. OFFERING DATES

     The Offering Periods of the Plan (the "Offering Period") shall be of 24 months duration commencing January 1 and July 1 of each year and ending on the second December 31 and June 30, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Except as provided in the next succeeding sentence, each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each January 1 and July 1 of an Offering Period and shall end on the next June 30 and December 31, respectively. The last business day of each Purchase Period is hereinafter referred to as the Purchase Date. The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods without stockholder approval.

 6. PARTICIPATION IN THE PLAN

     Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or Subsidiary's (whichever employs such employee) treasury department (the "treasury department") not later than the 3rd business day before such Offering Date unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the treasury department by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing the subscription agreement with the treasury department not later than the 3rd business day preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreements in order to continue participation in the Plan. Any participant whose option expires and who has not withdrawn from the Plan pursuant to Section 11 below will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the next Offering Period. A participant in the Plan may participate in only one Offering Period at any time.

 7. GRANT OF OPTION ON ENROLLMENT

     Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to all Purchase Periods within the applicable Offering Period or Purchase Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

 8. PURCHASE PRICE

     The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be 85 percent of the lesser of:

          (a) The fair market value on the Offering Date; or

          (b) The fair market value on the Purchase Date.

     For purposes of the Plan, the term "fair market value" on a given date shall mean the closing price from the previous day's trading of a share of the Company's Common Stock as reported on the NASDAQ National Market System.

 9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES

     (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the employee's compensation in one percent increments not less than 2 percent nor greater than 10 percent. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

     (b) A participant may lower (but not increase) the rate of payroll deductions during a Purchase Period by filing with the treasury department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the treasury department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. A participant may increase or lower the rate of payroll deductions for any subsequent Purchase Period by filing with the treasury department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Purchase Period.

     (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

     (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option;

provided that the Board may deliver certificates to a broker or brokers that hold such certificate in street name for the benefit of each such participant.

     (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

10. LIMITATIONS ON SHARES TO BE PURCHASED

     (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

     (b) No more than 200% of the number of shares determined by using 85% of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

     (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under
Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised by the Board as set forth above.

     (d) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

     (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.

11. WITHDRAWAL

     (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the treasury department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

     (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his or her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

     (c) If the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

12. TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death or the failure of a participant to remain an eligible employee, terminates his or her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13. RETURN OF PAYROLL DEDUCTIONS

     In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the employee all payroll deductions credited to his or her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14. CAPITAL CHANGES

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

15. NONASSIGNABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16. REPORTS

     Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17. NOTICE OF DISPOSITION

     Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

18. NO RIGHTS TO CONTINUED EMPLOYMENT

     Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

19. EQUAL RIGHTS AND PRIVILEGES

     All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20. NOTICES

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. STOCKHOLDER APPROVAL

     Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Such approval of an amendment shall be solicited at or prior to the first annual meeting of stockholders held subsequent to the grant of an option under the Plan as then amended to an officer or director of the Company.

22. DESIGNATION OF BENEFICIARY

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23. CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24. APPLICABLE LAW

     The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. AMENDMENT OR TERMINATION OF THE PLAN

     This Plan shall be effective January 1, 1999 (unless the Board makes the Plan effective as of an earlier date) subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board of Directors of the Company and the Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or ten (10) years from the effective date. The Board of Directors of the Company may at any time amend or terminate the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant; provided that if the Board determines that a change in applicable accounting rules or a change in applicable laws, renders an amendment or termination desirable, then the Board may approve such an amendment or termination. The Board may not amend the Plan without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a) Increase the number of shares that may be issued under the Plan;
     or

          (b) Change the designation of the employees (or class of employees) eligible for participation in the Plan.

     Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                              SYMANTEC CORPORATION
                               10201 TORRE AVENUE
                          CUPERTINO, CALIFORNIA 95014

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) appoints Gregory Myers and Derek P. Witte, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Symantec Corporation ("Symantec") and all of the Exchangeable Shares of Detrina Corporation, a wholly owned subsidiary of Symantec, that are held of record by the undersigned as of July 20, 1999 which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Symantec to be held on September 15, 1999, at Symantec Corporation, City Center 1, 20300 Stevens Creek Boulevard, Suite 200, Cupertino, California, at noon, (Pacific Time), and at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

                                  DETACH HERE
--------------------------------------------------------------------------------

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3 AND 4.

     1.  Proposal to elect the following directors:

         Nominees: Walter W. Bregman, Charles M. Boesenberg,
         Robert R. B. Dykes, Carl D. Carman, Robert S. Miller,
         Tania Amochaev, John W. Thompson

               [ ] FOR ALL NOMINEES     [ ] WITHHELD FROM ALL NOMINEES

         [ ] ______________________________________
             For all nominees except as noted above

     2.  Proposal to amend Symantec's 1996 Equity Incentive Plan:

               [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     3.  Proposal to amend Symantec's 1998 Employee Stock Purchase Plan:

               [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     4.  Proposal to ratify the selection of the independent auditors:

               [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [ ]

     This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should include their capacities. If the signer in a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signed is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.


Signature: ______________ Date: _______ Signature: _______________ Date: _______